Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05
LOAN PRODUCTION
Number of Working Days in the Period	21	21	22	20	23	21	21
Average Daily Mortgage Loan Applications	$2,565	$2,773	$3,029	$2,973	$3,168	$3,043	$2,806
Mortgage Loan Pipeline (loans-in-process)	$65,791	$70,491	$77,009	$77,007	$78,062	$76,821	$70,644
Commercial Real Estate Loan Pipeline (loans-in-process)	$361	$275	$502	$521	$458	$558	$339

Loan Fundings:
Consumer Markets Division	$10,944	$11,895	$13,583	$12,644	$14,488	$13,257	$13,356
Wholesale Lending Division	5,738	6,383	7,492	7,058	8,254	7,748	6,917
Correspondent Lending Division	12,275	14,448	18,396	18,209	22,681	21,841	20,630
Capital Markets	629	713	1,784	659	2,335	2,089	2,933
Countrywide Bank (1)	4,819	5,237	6,011	5,539	5,309	3,899	2,936
Total Mortgage Loan Fundings	34,405	38,676	47,266	44,109	53,067	48,834	46,772
Commercial Real Estate Fundings	112	335	285	293	397	423	507
Total Loan Fundings	$34,517	$39,011	$47,551	$44,402	$53,464	$49,257	$47,279

Loan Fundings in Units:
Consumer Markets Division	66,748	68,642	75,774	69,975	81,911	74,631	75,734
Wholesale Lending Division	29,500	31,153	34,497	32,941	38,251	35,621	32,720
Correspondent Lending Division	62,239	72,656	89,416	87,669	107,029	101,139	94,390
Capital Markets	2,665	2,430	7,183	2,446	8,148	8,157	10,932
Countrywide Bank (1)	38,171	41,036	45,933	43,732	44,162	36,225	30,026
Total Mortgage Loan Fundings in Units	199,323	215,917	252,803	236,763	279,501	255,773	243,802
Commercial Real Estate	9	23	31	22	30	25	29
Total Loan Fundings in Units	199,332	215,940	252,834	236,785	279,531	255,798	243,831

Mortgage Loan Fundings: (2)
Purchase	$16,913	$19,759	$24,023	$20,982	$25,079	$22,971	$20,693
Non-purchase	17,492	18,917	23,243	23,127	27,988	25,863	26,079
Total Mortgage Loan Fundings	$34,405	$38,676	$47,266	$44,109	$53,067	$48,834	$46,772

Mortgage Loan Fundings by Product:
Government Fundings	$792	$852	$1,056	$995	$1,114	$1,032	$958
ARM Fundings	$19,583	$21,684	$25,952	$23,275	$27,267	$24,011	$23,146
Home Equity Fundings	$3,519	$3,661	$3,879	$3,641	$4,122	$3,818	$3,569
Nonprime Fundings	$2,922	$3,312	$4,202	$3,661	$4,504	$4,036	$3,876

MORTGAGE LOAN SERVICING (3)
Volume	$914,465	$937,275	$964,444	$990,624	$1,020,416	$1,047,623	$1,070,077
Units	6,622,839	6,727,201	6,843,218	6,957,389	7,089,887	7,203,562	7,294,228

Subservicing Volume (4)	$25,737	$27,526	$27,706	$28,783	$28,868	$27,556	$30,641
Subservicing Units	232,972	262,361	258,716	261,325	259,688	256,935	267,847

Prepayments in Full	$16,608	$17,990	$22,192	$21,860	$25,111	$21,443	$20,625
Bulk Servicing Acquisitions	$4,665	$1,433	$9,472	$6,279	$3,393	$59	$5,462

Portfolio Delinquency - CHL (5)	3.31%	3.44%	3.51%	3.86%	3.68%	4.03%	4.32%
Foreclosures Pending - CHL (5)	0.39%	0.39%	0.39%	0.40%	0.42%	0.42%	0.41%

	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	21	20	19	23	20	82
Average Daily Mortgage Loan Applications	$2,667	$2,467	$2,408	$2,505	$2,687	$2,562	$2,546
Mortgage Loan Pipeline (loans-in-process)	$68,773	$59,651	$57,351	$59,336	$64,167	$63,739
Commercial Real Estate Loan Pipeline (loans-in-process)	$441	$297	$308	$258	$203	$295

Loan Fundings:
Consumer Markets Division	$12,483	$11,334	$9,125	$9,492	$12,172	$11,440	$42,229
Wholesale Lending Division	6,830	6,883	5,613	5,713	7,550	6,894	25,770
Correspondent Lending Division	18,406	16,911	12,757	10,161	14,269	10,765	47,952
Capital Markets	1,190	4,506	955	1,746	1,306	1,943	5,950
Countrywide Bank (1)	3,335	4,480	4,183	3,825	4,551	4,996	17,555
Total Mortgage Loan Fundings	42,244	44,114	32,633	30,937	39,848	36,038	139,456
Commercial Real Estate Fundings	647	362	235	268	463	252	1,218
Total Loan Fundings	$42,891	$44,476	$32,868	$31,205	$40,311	$36,290	$140,674

Loan Fundings in Units:
Consumer Markets Division	72,224	65,613	55,105	57,601	71,031	66,068	249,805
Wholesale Lending Division	31,647	32,234	26,929	27,154	35,870	32,225	122,178
Correspondent Lending Division	85,926	81,504	61,201	48,267	67,320	51,195	227,983
Capital Markets	4,588	17,250	3,777	6,737	4,871	7,749	23,134
Countrywide Bank (1)	30,038	35,116	31,622	30,707	37,008	37,913	137,250
Total Mortgage Loan Fundings in Units	224,423	231,717	178,634	170,466	216,100	195,150	760,350
Commercial Real Estate	35	28	26	24	38	32	120
Total Loan Fundings in Units	224,458	231,745	178,660	170,490	216,138	195,182	760,470

Mortgage Loan Fundings: (2)
Purchase	$19,409	$21,086	$14,410	$13,527	$18,412	$16,462	$62,811
Non-purchase	22,835	23,028	18,223	17,410	21,436	19,576	76,645
Total Mortgage Loan Fundings	$42,244	$44,114	$32,633	$30,937	$39,848	$36,038	$139,456

Mortgage Loan Fundings by Product:
Government Fundings	$886	$890	$856	$816	$1,206	$1,045	$3,923
ARM Fundings	$21,052	$22,356	$16,835	$15,682	$19,098	$17,312	$68,927
Home Equity Fundings	$3,714	$4,020	$3,476	$3,411	$4,176	$3,918	$14,981
Nonprime Fundings	$3,899	$4,405	$3,042	$2,845	$3,318	$3,292	$12,497

MORTGAGE LOAN SERVICING (3)
Volume	$1,092,104	$1,111,090	$1,126,610	$1,137,344	$1,152,651	$1,164,010
Units	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711	7,637,270

Subservicing Volume (4)	$32,265	$29,901	$29,141	$28,776	$26,172	$22,541
Subservicing Units	268,954	261,078	247,185	250,832	238,767	216,296

Prepayments in Full	$19,125	$17,810	$13,548	$14,463	$18,992	$16,540	$63,543
Bulk Servicing Acquisitions	$997	$1,686	$40	$37	$24	$16	$117

Portfolio Delinquency - CHL (5)	4.58%	4.61%	4.42%	4.29%	3.68%	4.06%
Foreclosures Pending - CHL (5)	0.43%	0.44%	0.46%	0.47%	0.47%	0.46%

	Apr-05	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05
LOAN CLOSING SERVICES (units)
Credit Reports	807,247	830,477	886,555	856,161	914,659	822,119	800,675
Flood Determinations	287,393	306,636	350,861	290,446	318,626	320,502	314,302
Appraisals	91,952	102,056	113,910	106,283	123,082	110,006	111,172
Automated Property Valuation Services	574,803	591,654	615,269	726,083	750,312	710,337	706,351
Other	13,938	13,107	15,109	13,311	16,786	15,249	14,424
Total Units	1,775,333	1,843,930	1,981,704	1,992,284	2,123,465	1,978,213	1,946,924

CAPITAL MARKETS
Securities Trading Volume (6)	$254,172	$296,724	$336,598	$295,824	$345,998	$329,551	$270,724

BANKING
Banking Operations Assets (in billions)	$56.0	$61.5	$65.5	$69.5	$71.6	$70.9	$71.6

INSURANCE
Net Premiums Earned:
Carrier	$53.6	$56.6	$62.2	$67.1	$53.7	$74.6	$70.8
Reinsurance	14.4	14.2	14.5	14.4	14.8	15.5	15.7
Total Net Premiums Earned	$68.0	$70.8	$76.7	$81.5	$68.5	$90.1	$86.5

Workforce Head Count: (7)
Loan Originations	26,024	27,076	28,482	29,393	30,853	31,318	31,800
Loan Servicing	6,559	6,783	6,992	7,131	7,415	7,552	7,683
Loan Closing Services	1,293	1,343	1,421	1,464	1,528	1,571	1,619
Banking	1,621	1,653	1,714	1,798	1,896	2,039	2,092
Capital Markets	592	597	620	638	640	653	661
Insurance	1,982	2,003	2,039	2,068	2,074	2,053	2,043
Global Operations	2,373	2,484	2,575	2,557	2,703	2,865	2,902
Corporate Overhead & Other	4,106	4,232	4,337	4,375	4,492	4,632	4,767
Total Workforce Head Count	44,550	46,171	48,180	49,424	51,601	52,683	53,567

Period-end Rates
10-Year U.S. Treasury Yield	4.21%	4.00%	3.94%	4.28%	4.02%	4.34%	4.57%
FNMA 30-Year Fixed Rate MBS Coupon	5.28%	5.02%	5.00%	5.36%	5.15%	5.51%	5.80%

	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	764,650	657,448	821,967	788,038	952,880	820,238	3,383,123
Flood Determinations	301,893	294,120	275,546	253,647	325,135	276,384	1,130,712
Appraisals	105,296	96,598	86,503	80,234	112,836	99,621	379,194
Automated Property Valuation Services	618,304	457,504	967,896	497,300	590,348	1,048,619	3,104,163
Other	15,626	15,261	15,866	15,718	18,194	12,634	62,412
Total Units	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	2,257,496	8,059,604

CAPITAL MARKETS
Securities Trading Volume (6)	$307,234	$286,037	$314,858	$292,307	$371,190	$281,690	$1,260,045

BANKING
Banking Operations Assets (in billions)	$72.2	$73.0	$74.9	$74.6	$77.8	$79.3

INSURANCE
Net Premiums Earned:
Carrier	$72.9	$105.6	$79.4	$73.2	$75.4	$73.1	$301.1
Reinsurance	17.0	16.5	17.0	17.4	17.4	18.7	70.5
Total Net Premiums Earned	$89.9	$122.1	$96.4	$90.6	$92.8	$91.8	$371.6

Workforce Head Count: (7)
Loan Originations	31,943	31,832	32,003	32,127	32,540	33,200
Loan Servicing	7,830	7,923	8,041	8,158	8,282	8,234
Loan Closing Services	1,648	1,648	1,615	1,585	1,589	1,582
Banking	2,101	2,078	2,156	2,230	2,273	2,342
Capital Markets	673	683	699	712	726	738
Insurance	2,096	2,100	2,139	2,147	2,146	2,089
Global Operations	3,050	3,251	3,369	1,875	1,989	2,022
Corporate Overhead & Other	4,881	4,941	5,046	5,125	5,207	5,282
Total Workforce Head Count	54,222	54,456	55,068	53,959	54,752	55,489

Period-end Rates
10-Year U.S. Treasury Yield	4.49%	4.39%	4.53%	4.55%	4.86%	5.07%
FNMA 30-Year Fixed Rate MBS Coupon	5.85%	5.75%	5.76%	5.73%	6.01%	6.10%

(1)   These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions. The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)   Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)   Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)   Subservicing volume for non-Countrywide entities.

(5)   Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)   Includes trades with Mortgage Banking Segment.

(7)   Workforce Head Count includes full-time employees, contract, and temporary help.

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